Summary Prospectus April 1, 2013
ASG Growth Markets Fund Ticker Symbol: Class A (AGMAX),Class C (AGMCX) and Class Y (AGMYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at ngam.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ngam.natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated April 1, 2013 are incorporated by reference into this Summary Prospectus.

Investment Goal Over the long term, the Fund seeks to provide total return consistent with traditional broad-based emerging market equity indices while actively managing the Fund’s risk to be more stable than that of such indices. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 45 of the Prospectus and on page 103 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%	None
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	1.20%	1.20%	1.20%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	1.60%	1.63%	1.53%
Total annual fund operating expenses	3.05%	3.83%	2.73%
Fee waiver and/or expense reimbursement[1]	1.32%	1.35%	1.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.73%	2.48%	1.48%
1	AlphaSimplex Group, LLC (“AlphaSimplex” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.70%, 2.45% and 1.45% of the Fund’s average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.70%, 2.45% and 1.45% of the Fund’s average daily net assets for Class A, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$741	$1,346	$1,975	$3,659
Class C	$351	$1,046	$1,859	$3,977
Class Y	$151	$729	$1,333	$2,969

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$251	$1,046	$1,859	$3,977
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal circumstances, the Fund invests in equity securities of companies located in emerging markets (such as common stocks, preferred stocks, depositary receipts and exchange-traded funds), derivative instruments (primarily futures and forward contracts) and highly-rated money market instruments held in connection with its derivative positions. The emerging markets equity portion of the Fund is managed by Westpeak Global Advisors, LLC (“Westpeak”) and includes stocks of companies included in the Fund’s benchmark index, MSCI Emerging Markets Index (Net). When selecting stocks of companies in that index, Westpeak may create a tracking portfolio using a subset of stocks in the index and may modestly overweight or underweight one or more stocks as it desires after placing an emphasis on a particular factor or factors. Such factors may include, but are not limited to, the price-to-book value and the past 12-month total return of a stock. The Fund seeks to complement the equity portion of the Fund with investments in derivative instruments designed to enhance return and mitigate losses. In selecting derivative investments for the Fund, the Adviser uses quantitative models to estimate the market exposures, or factors, that drive the aggregate returns of one or more broad-based measures of emerging market equity index performance as well as identify the market exposures best suited to limit the volatility and risk of loss associated with the underlying equity portfolio. This will generally result in a derivative portfolio that includes exposures to the returns of global equity and fixed income securities, commodities and currencies, although these exposures will vary over time. For example, if the Adviser believes that a particular industry sector is likely to decline, the Adviser may cause the Fund to sell a futures contract on securities or assets related to that sector. The Fund may have both “short” and “long” exposures within an asset class. The Fund will benefit from a “short” exposure when the underlying asset class decreases in price, and will benefit from a “long” exposure when the underlying asset class increases in price. Under normal market conditions, it is expected that no more than 25% of the Fund’s total assets will be dedicated to initial and variation margin payments relating to the Fund’s derivative transactions. The notional value of the Fund’s derivative investments, however, will generally exceed 25% of the Fund’s assets. The Fund expects that under normal market conditions it will invest at least 10% of its total assets in money market and other short-term, high quality securities (the “Money Market Portion”) managed by Reich & Tang Asset Management, LLC (“Reich & Tang”), although the Fund may invest more or less than this percentage. The Adviser will determine the percentage of the Fund’s assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to support the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. In addition to forward currency transactions as part of its derivatives strategy, the Fund may also engage in these transactions and other currency transactions as part of its cash management strategies. Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodity-related derivatives through a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the “Commodity Subsidiary”). Under normal market conditions, it is expected that no more than 10% of the Fund’s total assets will be dedicated to initial and variation margin payments relating to these transactions. The Fund is “non-diversified.” As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified. When buying and selling securities and other instruments for the Fund, and in determining the amount of assets to be allocated to the Money Market Portion, the Adviser may also consider other factors, such as: (i) the Fund’s obligations under its various derivative positions; (ii) redemption requests; (iii) yield management; (iv) credit management; (v) the allocation to equity securities and (vi) volatility management.

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The Adviser seeks to limit the Fund’s exposure to periodic losses experienced by the underlying portfolio of emerging market equity securities and reduce the Fund’s volatility. These elements of risk are managed with an overlay of derivative instruments typically consisting of futures contracts on developed and emerging market equity indices, developed market government bonds, commodities and currency forward contracts on developed and emerging market currencies. In selecting derivative investments for the Fund, the Adviser uses quantitative models to estimate the market exposures, or factors, that drive the aggregate returns of a broad-based measure of emerging market equity performance as well as identify the market exposures best suited to limit the volatility and risk of loss associated with the underlying equity portfolio. The resulting derivatives portfolio will typically be multi-asset class (equity, fixed-income, commodity and currency) as well as a mix of long and short exposures that are actively adjusted as market conditions change to meet the risk management objectives of the Fund. The portion of the Fund managed by Reich & Tang will only invest in high quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security’s maturity and rating. Reich & Tang will invest primarily in (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements. The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance. The Fund’s trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns. The percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Commodity Risk: This is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Rulemaking by the Commodity Futures Trading Commission (“CFTC”) may affect the Fund’s ability to pursue its investment strategies or increase the Fund’s expenses. As of the date of this prospectus, the potential impact of the new CFTC rules on the Fund is uncertain.
 Commodity Subsidiary Risk: Investing in the Commodity Subsidiary will indirectly expose the Fund to the risks associated with the Commodity Subsidiary’s investments, such as commodity investments risk. The Commodity Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Rulemaking by the CFTC or other regulatory initiatives may affect the Fund’s ability to use the Commodity Subsidiary to pursue its investment strategies. As of the date of this prospectus, the potential impact of these initiatives on the Fund is uncertain. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Subsidiary, respectively, are organized, could negatively affect the Fund and its shareholders. Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivative instruments (such as those in which the Fund may invest) can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. The Fund’s use of derivatives, such as futures, forward contracts, and other foreign currency transactions and commodity-linked derivatives involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts and other OTC derivatives), the risk

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of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, a number of broker-dealers and other financial institutions have recently experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund’s derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Fund. There is a risk that the Adviser’s use of derivatives, such as futures and forward contracts, to manage the Fund’s volatility may be ineffective or may exacerbate losses, for example, if the derivative and the underlying assets decrease in value at the same time. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Index/Tracking Error Risk: This is the risk the securities selected by the Fund may not provide investment performance matching that of broad-based emerging markets equity indices. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, they may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. The Fund’s Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result. Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value (“NAV”).
Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover a short position will be available for purchase. U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the

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security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund. Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance in the first full year and by showing how the Fund’s average annual returns for the one-year and life-of-Fund periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The bar chart does not reflect any sales charges that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A
Highest Quarterly Return: Fourth Quarter 2012, 5.07%
Lowest Quarterly Return: Second Quarter 2012, -7.91%
Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Life of Fund (10/21/11)
ASG Growth Markets Fund Class A – Return Before Taxes	-2.63%	-2.11%
Return After Taxes on Distributions	-2.84%	-2.60%
Return After Taxes on Distributions & Sale of Fund Shares	-1.38%	-1.95%
Class C – Return Before Taxes	1.55%	2.12%
Class Y – Return Before Taxes	3.47%	3.06%
MSCI Emerging Markets Index (Net)	18.22%	14.89%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year and life of fund period exceeds the Return Before Taxes due to an assumed tax benefit from the pass-through of foreign tax credits and from losses on a sale of Fund shares at the end of the measurement period. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes. Management Investment Adviser AlphaSimplex Group, LLC Investment Subadvisers Reich & Tang Asset Management, LLC Westpeak Global Advisors, LLC

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Portfolio Managers Andrew W. Lo, Chief Investment Strategist of AlphaSimplex, has served as co-portfolio manager of the Fund since 2011. Jeremiah H. Chafkin, President of AlphaSimplex, has served as co-portfolio manager of the Fund since 2011. Alexander D. Healy, Vice President of AlphaSimplex, has served as co-portfolio manager of the Fund since 2011. Robert S. Rickard, Senior Vice President and head of Portfolio Management and Trading of Reich & Tang, has served as co-portfolio manager of the Fund since 2011. Khalid Ghayur, Chief Executive Officer and Chief Investment Officer of Westpeak, has served as co-portfolio manager of the Fund since 2011. Stephen C. Platt, Director of Portfolio Management of Westpeak, has served as co-portfolio manager of the Fund since 2011. Purchase and Sale of Fund Shares Class A and C Shares The following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
Class Y Shares Class Y shares of the Fund may be purchased by the following entities at the following investment minimums. A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the “Distributor”). Please consult your financial representative to determine if your wrap free program is subject to additional or different conditions or fees.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

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Payments to Broker-Dealers and Other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
UASGM77-0413

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